Filed pursuant to Rule 497
File No. 333-203683

CĪON INVESTMENT CORPORATION

Supplement No. 4 dated February 24, 2016

To

Prospectus dated January 25, 2016

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated January 25, 2016, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 31 of the Prospectus before you decide to invest in our common stock.

This supplement amends the indicated sections of the Prospectus as follows:

PROSPECTUS SUMMARY

The first paragraph in the section entitled “Prospectus Summary — Recent Developments — Total Return Swap” on page 18 of the Prospectus is hereby amended by adding as the seventh sentence thereof the following:

Effective February 18, 2016, Flatiron and Citibank further amended the TRS to extend the termination or call date from March 17, 2016 to February 18, 2017 and increase the interest rate payable by Flatiron to Citibank with respect to each loan included in the TRS by increasing the spread over the floating rate index specified for each such loan from 1.35% to 1.40% per year.

The first sentence of the fourth paragraph in the section entitled "Prospectus Summary — Recent Developments —Total Return Swap" on page 18 of the Prospectus is hereby replaced in its entirety with the following:

Citibank may terminate the TRS on or after February 18, 2017, or the call date.

The fifth sentence of the fourth paragraph in the section entitled "Prospectus Summary — Recent Developments —Total Return Swap" on page 18 of the Prospectus is hereby replaced in its entirety with the following:

Such monthly payments will equal the product of 80% of the maximum portfolio amount, multiplied by 1.40% per year.

MANAGEMENT

On February 24, 2016, Stephen Roman, 34, was appointed as our Chief Compliance Officer and Secretary, effective as of February 29, 2016.  Mr. Roman replaces David J. Verlizzo, 43, in such capacities.

Mr. Roman joined IIG in July of 2013 and since August 2013 has been Vice President of CIM. During his tenure at our company, Mr. Roman has advised on numerous legal and regulatory matters and managed corporate and securities law compliance matters for our various corporate entities as well as our registered investment adviser. From November 2012 through June 2013, Mr. Roman served as an attorney in New York. Previously, he was an analyst at Forex Capital Markets. Mr. Roman received a J.D. from the Northwestern University School of Law and a B.S. from New York University.  Mr. Roman is a holder of the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.